UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 - December 31, 2022

Item 1. Report to Stockholders.

(a)

ASG LISTED NYSE

ALL STAR® FUNDS

Liberty All-Star® Growth Fund

Annual Report | December 31, 2022

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distributions, Rights Offerings and Distribution Policy
9	Investment Growth
10	Stock Changes in the Quarter
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/Portfolio Characteristics
13	Manager Roundtable
18	Schedule of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Automatic Dividend Reinvestment and Direct Purchase Plan
43	Additional Information
44	Directors and Officers
50	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
55	Summary of Updated Information Regarding the Fund
60	Privacy Policy
62	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

Fellow Shareholders:	February 2023

Negative macro forces overwhelmed generally good corporate and economic performance to propel equities downward in 2022. The sharpest increase in inflation in 40 years compelled the Federal Reserve to raise short-term interest rates seven times. The war in Ukraine unsettled the geopolitical environment and drove energy and agricultural commodity prices higher. The Chinese government’s strict response to the COVID pandemic disrupted global supply chains. In addition, fears of an outright recession in 2023 meant investors lacked conviction and remained cautious.

In the U.S., solid corporate earnings, strong employment and wage gains, and ample consumer spending—ordinarily factors that would support good outcomes in the equity market—were not enough to stem the tide. At times, investors interpreted what ordinarily would be good news as bad news when viewed through the lens of higher costs and rising interest rates.

By year end, the outcome for the S&P 500® Index was a return of -18.11 percent, a middle ground bracketed by a -6.86 percent return for the Dow Jones Industrial Average (DJIA) and for the NASDAQ Composite Index—populated by many high growth companies that are negatively impacted by rising interest rates—a return of -32.54 percent. Among the 11 sectors comprising the S&P 500®, all but energy and utilities posted declines for the year (energy was up 66.23 percent while utilities gained just 1.40 percent). The laggards were communication services (-40.25 percent), consumer discretionary (-37.07 percent), information technology (-27.96 percent) and real estate (-26.33 percent).

Although 2022 returns were the poorest in 14 years, the results did not equal the slides experienced in the two most recent bear markets. In the bursting of the dotcom bubble, the S&P 500® declined 11.89 percent in 2001 and 22.10 percent in 2002 while in the 2008 financial crisis and great recession the index gave up 37.00 percent.

A factor that tended to moderate losses for stocks in 2022: the occasional rallies that materialized quickly only to fade away. For instance, the S&P 500® was down as much as 12.26 percent in the first quarter but clawed back some of its losses on the strength of a 3.71 percent gain in March. Similar rallies occurred over the summer—in July, the S&P 500® had its best month since November 2020. Expectations that the Federal Reserve would begin to back off its rate hike regime boosted stocks in the fourth quarter. The S&P 500® advanced 7.56 percent and the DJIA rose a strong 16.01 percent; the NASDAQ Composite was negative but only down 0.79 percent. Consistent with the prevailing pattern, however, December ended the year by closing with losses.

Growth style stocks, as represented by Liberty All-Star® Growth Fund, lagged their value counterparts for the year. The broad market Russell 3000® Growth Index returned -28.97 percent versus -7.98 percent for its value counterpart (both were positive in the fourth quarter, the former returning 2.31 percent versus 12.18 percent for the latter). On a relative basis, value stocks maintained their return edge across the large-, mid- and small-cap spectrum (although all were negative for the year).

Annual Report | December 31, 2022	1

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund lagged key benchmarks in 2022 but posted positive results for the fourth quarter. For the full year, the Fund returned -30.98 percent with shares valued at net asset value (NAV) with dividends reinvested and -40.36 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Measured by NAV return, the Fund was ahead of the -32.92 percent yearly return of its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. The Fund’s market price return lagged the benchmark, however, in general, premiums declined and discounts widened in the closed-end fund industry. The Fund was not immune to this trend as it traded at a premium to NAV of 9.1 percent at year end 2021, compared to a 5.7 percent discount at the close of 2022. Both measures of return were behind the -27.61 percent return of the Fund’s Russell Growth Benchmark. Fund returns lagged the S&P 500® and the DJIA and were mixed against the NASDAQ Composite—the NAV return ahead but the market price return trailing.

In the fourth quarter, the Fund returned 5.82 percent when shares are valued at NAV with dividends reinvested and 1.56 percent when shares are valued at market price with dividends reinvested. The NAV return topped the 1.88 percent return of the Lipper Multi-Cap Growth benchmark and the 4.06 percent return of the Russell Growth Benchmark, but the Fund’s market price return lagged both. We are disappointed with three difficult quarters in 2022 but our focus has always been long term and viewed from that perspective the Fund has a strong track record. NAV-based returns have outperformed the Funds’ primary benchmark for the trailing three-, five- and 10-year periods ending December 31, 2022.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.10 to shareholders during the fourth quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $16.50 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We traditionally use the opportunity afforded by the annual report to offer shareholders comments and analysis from the Fund’s three growth style managers—perspective that also represents the full capitalization spectrum of small-, mid- and large-cap stocks. This year’s Roundtable offers thoughts about 2022 as well as insights into the managers’ strategy and thinking. We invite shareholders to read this informative Q&A, which begins on page 13.

Turning to Fund news, after a 40-year career in investment management I will be retiring and, therefore, will step down as President of the Fund during the first quarter of 2023. My tenure as President began 24 years ago in April 1999. Throughout this period, I have always given my very best on behalf of Fund shareholders and have had the privilege of working with a highly capable and dedicated team of professionals here at ALPS Advisors. Two of our greatest strengths have been experience and continuity, and those attributes are evident once again as Mark Haley succeeds me as President. Mark’s tenure actually predates mine, as he has served the Fund since 1994, most recently as Senior Vice President. Having worked with Mark throughout these years, I am confident he will be an effective leader and advocate for shareholders’ best interests. Also, a recent staff addition, Robert Milas, was appointed Vice President of the Fund in December and will be working closely with Mark and the entire investment team.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

I would much prefer to sign my final shareholder letter by reporting strong performance in the equity markets. That was not to be in 2022. Over my tenure, however, we have experienced other difficult periods, principally the aforementioned bursting of the dotcom bubble in 2001 and the financial crisis of 2007 – 2009. Inflation, rising interest rates and geopolitical conflict thrust 2022 into that category. The Fund is not immune to such challenging periods, but on balance its focus on core principles and long-term investment objectives has been validated. I am confident shareholders will be well served in the future, and I am grateful for your support during my years with the Fund.

Sincerely,

William R. Parmentier, Jr.

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Annual Report | December 31, 2022	3

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2022

FUND STATISTICS:

Net Asset Value (NAV)	$5.23
Market Price	$4.93
Discount	-5.7%

	Quarter	2022
Distributions*	$0.10	$0.50
Market Price Trading Range	$4.82 to $5.58	$4.82 to $9.09
Premium/(Discount) Range	1.3% to -6.0%	13.5% to -6.0%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	5.82%	-30.98%
Shares Valued at Market Price with Dividends Reinvested	1.56%	-40.36%
Dow Jones Industrial Average	16.01%	-6.86%
Lipper Multi-Cap Growth Mutual Fund Average	1.88%	-32.92%
NASDAQ Composite Index	-0.79%	-32.54%
Russell Growth Benchmark	4.06%	-27.61%
S&P 500® Index	7.56%	-18.11%

*	All 2022 distributions consist of long-term capital gains. A breakdown of each 2022 distribution for federal income tax purposes can be found on page 43.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS PERIODS ENDED DECEMBER 31, 2022	ANNUALIZED RATES OF RETURN
	3 YEARS	5 YEARS	10 YEARS

LIBERTY ALL-STAR® GROWTH FUND, INC.

Distributions	$2.15	$3.07	$5.49
Shares Valued at NAV with Dividends Reinvested	5.09%	9.31%	12.02%
Shares Valued at Market Price with Dividends Reinvested	1.38%	8.53%	12.61%
Dow Jones Industrial Average	7.32%	8.38%	12.30%
Lipper Multi-Cap Growth Mutual Fund Average	3.73%	7.62%	11.24%
NASDAQ Composite Index	6.10%	9.67%	14.43%
Russell Growth Benchmark	4.41%	7.64%	11.84%
S&P 500® Index	7.66%	9.42%	12.56%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 62.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2022	5

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS
Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY
The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS
The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING
ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY
Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

DISTRIBUTION POLICY
Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2022	7

Liberty All-Star® Growth Fund	Table of Distributions, Rights Offerings and Distribution Policy

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
Total	$16.50

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2022. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $23,168 (including the December 31, 2022 value of the original investment of $5,330, plus distributions during the period of $17,838).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $64,980.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $92,111 excluding the cost to exercise all primary rights in the rights offerings which was $82,340.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2022	9

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

December 31, 2022 (Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2022.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/22
PURCHASES
Aon PLC	9,072	9,072
Avery Dennison Corp.	15,000	15,000
Choice Hotels International, Inc.	22,500	22,500
Dollar General Corp.	8,783	8,783
EMCOR Group, Inc.	17,500	17,500

SALES
Abbott Laboratories	(19,807)	0

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings and Economic Sectors

December 31, 2022 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
SPS Commerce, Inc.	2.61%
Microsoft Corp.	1.94
Montrose Environmental Group, Inc.	1.85
Casella Waste Systems, Inc.	1.82
FirstService Corp.	1.80
Visa, Inc.	1.75
UnitedHealth Group, Inc.	1.65
Amazon.com, Inc.	1.60
Danaher Corp.	1.48
Workday, Inc.	1.36
MSCI, Inc.	1.34
Deckers Outdoor Corp.	1.34
Thermo Fisher Scientific, Inc.	1.31
Alphabet, Inc.	1.30
Globant SA	1.30
S&P Global, Inc.	1.29
Yum! Brands, Inc.	1.28
Intuit, Inc.	1.27
SiteOne Landscape Supply, Inc.	1.23
Chegg, Inc.	1.23
30.75%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	26.27%
Health Care	20.47
Consumer Discretionary	14.66
Industrials	12.17
Financials	9.31
Materials	4.06
Real Estate	3.83
Communication Services	3.69
Energy	1.79
Consumer Staples	1.78
Other Net Assets	1.97
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2022	11

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 62 for a description of these indices.

				MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS				SMALL		LARGE
AS OF DECEMBER 31, 2022
	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	Weatherbie	Congress	Sustainable	Total Fund
Number of Holdings	1,109	401	512	50	40	29	118*
Percent of Holdings in Top 10	6%	12%	42%	49%	30%	44%	18%
Weighted Average Market Capitalization (billions)	$3.1	$23.9	$627.6	$3.2	$15.4	$299.1	$109.5
Average Five-Year Earnings Per Share Growth	18%	20%	22%	26%	23%	21%	23%
Average Five-Year Sales Per Share Growth	10%	13%	15%	10%	13%	13%	12%
Price/Earnings Ratio**	16x	23x	24x	32x	22x	30x	27x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

The managers adhere to their style, strategy and investment process while adapting to a macro environment emerging as much different from an era shaped by declining interest rates, globalization and ‘the peace dividend.’

Liberty All-Star Growth Fund’s three investment managers have long experience, in-depth knowledge, proven track records and a commitment to growth style investing. But they operate in a world heavily influenced by external factors. Macro-issues—like inflation, geopolitics, globalization, the pandemic and the possibility of recession—made headlines in 2022. The challenge for the Fund’s managers: Balancing these macro factors against their focus on building portfolios one stock at a time based on their investment discipline. We asked the managers to take us inside their current thinking using the larger context of the current market environment as a backdrop. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization focus are:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

Portfolio Manager/Todd Solomon, CFA

Senior Vice President/Portfolio Manager

Capitalization Focus/Mid-Cap Growth—Congress Asset Management’s mid-cap growth strategy focuses on established, high quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Capitalization Focus/Large-Cap Growth—Sustainable focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

WEATHERBIE CAPITAL, LLC

Portfolio Manager/H. George Dai, Ph.D.

Chief Investment Officer and Senior Portfolio Manager

Capitalization Focus/Small-Cap Growth—Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

Let’s focus on something positive about 2022: Despite it being a difficult year for equities, there were stocks that produced surprisingly good returns. Excluding the energy sector—which benefited from several macro factors—what is a stock in the portion of the Liberty All-Star Growth Fund portfolio that you manage that topped your expectations and what drove the good performance? Let’s ask Kishore Rao to start for Sustainable and then continue down the capitalization spectrum.

Annual Report | December 31, 2022	13

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Rao (Sustainable – Large-Cap Growth): UnitedHealth (UNH) was a strong performer in the portfolio in 2022 as the company continued to report good results at its Optum and UnitedHealth Care businesses while seeing solid medical enrollment figures, in line with our expectations, and lower than expected medical costs. The company benefited from positive net hiring by its clients, bringing more patients into its system, ongoing strength in its Medicare Advantage business, continued normalization of post-COVID care trends and effective deployment of capital with its acquisition of Change Healthcare, which is expected to be accretive to earnings in 2023. Over time, we continue to see UnitedHealth benefiting from the increasingly important focus of providing cost-effective health care to a broadening population.

Solomon (Congress–Mid-Cap Growth): Neocrine Biosciences (NBIX) outperformed our expectations. The company’s main drug, Ingrezza, treats tardive dyskinesia (TD), a movement disorder affecting the nervous system. During COVID, it was difficult to diagnose via telemedicine and doctors were unsure what they were allowed to prescribe without an in-person visit. We were optimistic that use of telemedicine would wane, pre-COVID prescribing trends would resume and the company could increase pricing; indeed, all three came to pass. Also, the company revamped its sales force with much success. We continue to hold NBIX and consider the TD market underdeveloped.

Dai (Weatherbie – Small-Cap Growth): On an absolute basis the top contributor to the portfolio in 2022 was Impinj (PI). Impinj engages in the development and sale of RAIN, a radio frequency identification solution. Its platform allows inventory management, patient safety, asset tracking and item authentication for the retail, health care, supply chain and logistics, hospitality, food and beverage, and industrial manufacturing industries. Throughout the year earnings reports for Impinj were broadly positive. While semiconductor chip incremental supply in the broad market is still falling short of demand, it has gradually improved across the quarter for Impinj and management expects it to further improve in 2023. Management’s improving supply outlook combined with robust secular demand should, in our opinion, drive continued sequential growth while profitability has inflected positive as well.

From either perspective, short or long term, the investment environment looks changed going forward. For 2023, some equity market pundits expect a gain of 25 percent while others see inflation and high interest rates enduring well into the second half and a recession likely at some point. In 2023 and beyond, it appears that the regime of easy money, low inflation and globalization has come to an end. How are you factoring these short- and long-term prospects into your portfolios? George Dai, lead off for Weatherbie, please.

Dai (Weatherbie – Small-Cap Growth): Our strategy is built on a bottom-up investment process that selects each of our 50 holdings based on company fundamentals, as opposed to picking stocks based on the macro environment. With that said, we do pay close attention to macro factors and how they impact each investment. Many smaller growth stocks in the broader index are valued on future market share gains and may have low or no earnings at present. Across 2022 many of these “longer duration” growth stocks fell as their discounted present value was impacted by ever higher interest rates. A key tenet of our investment process has always been finding quality smaller cap growth stocks in mundane industries. These “hidden gems” may often times be shorter duration growth stocks with strong earnings and free cash flow in the near term. Beginning in 2021 and through the second half of 2022 we increased the weighting in several of these positions and are likely to maintain this incremental focus on quality into the new year.

“A key tenet of our investment process has always been finding quality smaller cap growth stocks in mundane industries … these are ‘hidden gems.’”

—George Dai

(Weatherbie – Small-Cap Growth)

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Todd and Kishore, continue for Congress and Sustainable, please.

Solomon (Congress – Mid-Cap Growth): We continue to manage the portfolio with a “growth at a reasonable risk” focus. While interest rates, economic growth and currency movements are notoriously volatile, we aim to keep portfolio risk at low levels as consistent as possible. Companies with proven track records of growth and profitability tend to hold up best in uncertain times, but they are not immune from market downturns or recessions. Protecting capital in weak times provides a solid base for an inevitable return to better markets. Timing risk is as difficult as timing markets, so we tend to avoid such Sisyphean tasks and focus on our core investment tenets.

“Companies with proven track records of growth and profitability tend to hold up best in uncertain times … protecting capital in weak times provides a solid base for an inevitable return to better markets.”

—Todd Solomon

(Congress – Mid-Cap Growth)

Rao (Sustainable – Large-Cap Growth): Our valuation discipline and focus on cash flows available to shareholders (CFATS) have been key elements of our investment philosophy since the firm’s founding in 2003. While this often went unrewarded during the easy money era, we are now well prepared for any lasting monetary policy regime change as the Federal Reserve focuses on significantly reducing inflationary pressures in the U.S. In the near term, with both interest rates and oil prices higher but fiscal stimulus reduced, we expect GDP growth to slow and corporate earnings growth to be pressured. As such, we expect our strategy’s focus on more predictable, consistent, reliable generators of cash flows to perform better on a relative basis. Moreover, over the course of 2022, we actively hardened our portfolio in anticipation of slower economic growth and possible recession. More specifically, we sold positions in RingCental (RNG), Meta Platforms (META, Facebook’s parent), PayPal Holdings (PYPL) and Disney (DIS). We initiated new positions in Aon (AON), IQVIA (IQV), Starbucks (SBUX), Ecolab (ECL) and Sherwin-Williams (SHW), thereby upgrading business quality and expected sustainable growth.

“With both interest rates and oil prices higher but fiscal stimulus reduced, we expect GDP growth to slow and corporate earnings to be pressured … we expect our strategy’s focus on more predictable, consistent, reliable generators of cash flows to perform better on a relative basis.”

—Kishore Rao

(Sustainable – Large-Cap Growth)

Annual Report | December 31, 2022	15

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Compared with value style investing, the growth style has produced better returns over the past decade. But between the two styles, value stocks were the steadier performers in 2022 (albeit on a relative basis). That said, there were periods when growth stocks rallied, and fairly strongly. Give us your 30-second elevator speech arguing the case for the growth style and, within it, your capitalization focus in 2023. Start us off, please, Todd.

Solomon (Congress – Mid-Cap Growth): Long-term trends suggest stock prices follow growth in revenue and earnings when they are high quality and consistent. These stocks also tend to exhibit less volatility. Most important is the consistency of a manager’s investment process and philosophy when times are challenging. Mid-cap growth stocks have shown enviable risk and return statistics versus other capitalization ranges over various periods. We believe that our demonstrated commitment to high quality mid-cap growth stocks will continue to serve our investors well.

Kishore and George, what’s your case for large-cap and small-cap growth?

Rao (Sustainable – Large-Cap Growth): As higher interest rates, higher energy prices, slower growth in China and the shift toward deglobalization negatively impact economic growth and in turn corporate profits, the more predictable and sustainable growth of our businesses— supported by stronger pricing power, recurring revenue streams and attractive free cash flow generation—should be rewarded. Higher interest rates are likely largely already factored into stock prices but the coming reduction in corporate profits is likely not, and that will be a key differentiating factor that should benefit our approach in 2023. Our focus on larger-cap growth companies should help the portfolio as earlier life-cycle companies with less predictable cash flows may face more difficulty in a weakening economic environment.

Dai (Weatherbie – Small-Cap Growth): The long-term history of the U.S. equity market is not one of sentiment or valuation—it is driven by earnings. Throughout the year approximately 80 percent of our 50 holdings met or beat earnings expectations. Versus historical levels, growth companies are trading at a discount relative to broader indices and those smaller growth stocks with “wide moats” have been hit particularly hard in this market downturn. Weatherbie growth stocks tend to be both more focused on the U.S. and differentiated; therefore, in our view, they control their own destiny to a greater extent than their peers. For these reasons, we’d expect our quality growth stocks to gain market share in tougher times and for that to be reflected over a multi-year period in earnings growth that surpasses expectations versus peers and price/earnings multiples that eventually reflect the more sustainable growth profile of these businesses.

We started on a positive note, so let’s end that way. Putting aside the challenges of 2022 and the mixed outlook for 2023, as you look out two to three years, what is an industry about which you are bullish and what is a stock within that industry that exemplifies your optimism?

Solomon (Congress – Mid-Cap Growth): Security of networks and data will continue to be important to companies and governments. Protection from internal and external threats is a never-ending cat and mouse game with bad actors constantly improving their acumen. Our investment in Qualys (QLYS) demonstrates our optimism about this trend. The company’s vulnerability solutions enable customers to respond to the growth in scope and complexity of cyber threats.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Rao (Sustainable – Large-Cap Growth): Our investment approach is focused on identifying high quality growth companies expected to benefit over our three- to five-year investment horizon. We do not focus on the relative performance of industries. In some cases, however, there can be factors that impact a wide array of industry players. With COVID restrictions dropping and the U.S. and much of the world learning to live with COVID, we see an attractive growth runway for select health care stocks as procedures that have been put off for years begin to be done. This catch-up in procedures will benefit companies such as robotic surgery leader Intuitive Surgical (ISRG). In addition to the tailwind from renewed procedure growth, the company stands to benefit from continued long-term focus on providing health care in the most cost-effective manner possible.

Dai (Weatherbie – Small-Cap Growth): We have a long history of finding quality growth companies in unexpected places—like more mundane services stocks. In our opinion, one example of these “hidden gems” is Montrose Environmental Group (MEG). Montrose offers a wide variety of services, including environmental assessment and permitting, measurement and analysis, and remediation and reuse.

Per- and polyfluoroalkyl substances (PFAs) are a group of industrial chemicals. In recent years, these carcinogens have been spreading and one of the best steps we can take is to remove the source of the PFAs exposure from our environment. Of Montrose’s many business lines, PFA remediation is growing quickly. Approaching $100 million-plus in annualized revenues, this opportunity continues to build in the company’s favor with recent Environmental Protection Agency (EPA) proposals and state level regulations related to PFAs mentioned on the company’s earnings calls.

A great wrap-up and a great discussion, thank you all. In a very different investment environment than we have experienced in recent years, value generally delivered better relative returns than growth in 2022. But for investors with a long-term horizon, a focus on companies exhibiting financial strength, sound business models, reasonable valuation, long runways and solid positions in attractive industries has been proven itself in continually evolving markets.

Annual Report | December 31, 2022	17

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (98.03%)
COMMUNICATION SERVICES (3.69%)
Entertainment (1.76%)
Netflix, Inc.(a)	10,754	$3,171,140
Take-Two Interactive Software, Inc.(a)	20,000	2,082,600
		5,253,740
Interactive Media & Services (1.83%)
Alphabet, Inc., Class C(a)	43,919	3,896,933
Match Group, Inc.(a)	38,237	1,586,453
		5,483,386
Media (0.10%)
TechTarget, Inc.(a)	6,640	292,558

CONSUMER DISCRETIONARY (14.66%)
Distributors (0.71%)
Pool Corp.	7,000	2,116,310

Diversified Consumer Services (1.23%)
Chegg, Inc.(a)	145,153	3,668,016

Hotels, Restaurants & Leisure (4.33%)
Choice Hotels International, Inc.	22,500	2,534,400
Planet Fitness, Inc., Class A(a)	41,245	3,250,106
Starbucks Corp.	26,680	2,646,656
Wingstop, Inc.	4,984	685,898
Yum! Brands, Inc.	29,892	3,828,568
		12,945,628
Internet & Direct Marketing Retail (1.88%)
Amazon.com, Inc.(a)	56,950	4,783,800
Xometry, Inc., Class A(a)	25,859	833,436
		5,617,236
Leisure Products (0.08%)
Latham Group, Inc.(a)	73,068	235,279

Multiline Retail (1.07%)
Dollar General Corp.	8,783	2,162,814
Ollie's Bargain Outlet Holdings, Inc.(a)	22,494	1,053,619
		3,216,433
Specialty Retail (3.84%)
Asbury Automotive Group, Inc.(a)	18,000	3,226,500
Floor & Decor Holdings, Inc., Class A(a)	30,500	2,123,715
MYT Netherlands Parent BV(a)(b)(c)	61,705	549,791

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
National Vision Holdings, Inc.(a)	138	$5,349
Ulta Beauty, Inc.(a)	7,000	3,283,490
Williams-Sonoma, Inc.	20,000	2,298,400
		11,487,245
Textiles, Apparel & Luxury Goods (1.52%)
Canada Goose Holdings, Inc.(a)(c)	31,541	561,745
Deckers Outdoor Corp.(a)	10,000	3,991,600
		4,553,345
CONSUMER STAPLES (1.78%)
Food Products (0.97%)
McCormick & Co., Inc.	35,000	2,901,150

Household Products (0.81%)
Church & Dwight Co., Inc.	30,000	2,418,300

ENERGY (1.79%)
Energy Equipment & Services (1.79%)
Core Laboratories NV	170,322	3,452,427
Dril-Quip, Inc.(a)	70,199	1,907,307
		5,359,734
FINANCIALS (9.31%)
Banks (1.40%)
First Republic Bank	18,000	2,194,020
Seacoast Banking Corp. of Florida	64,245	2,003,802
		4,197,822
Capital Markets (5.44%)
Hamilton Lane, Inc., Class A	46,258	2,954,961
MSCI, Inc.	8,584	3,993,019
Raymond James Financial, Inc.	22,500	2,404,125
S&P Global, Inc.	11,474	3,843,101
StepStone Group, Inc., Class A	121,731	3,065,187
		16,260,393
Consumer Finance (0.93%)
American Express Co.	17,090	2,525,048
LendingTree, Inc.(a)	5,568	118,765
Upstart Holdings, Inc.(a)(c)	9,101	120,315
		2,764,128
Insurance (0.91%)
Aon PLC, Class A	9,072	2,722,870

See Notes to Financial Statements.

Annual Report | December 31, 2022	19

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Insurance (continued)
Goosehead Insurance, Inc., Class A(a)	67	$2,301
		2,725,171
Thrifts & Mortgage Finance (0.63%)
Axos Financial, Inc.(a)	49,333	1,885,507

HEALTH CARE (20.47%)
Biotechnology (3.81%)
ACADIA Pharmaceuticals, Inc.(a)	61,536	979,653
Horizon Therapeutics Plc(a)	25,000	2,845,000
Natera, Inc.(a)	16,076	645,773
Neurocrine Biosciences, Inc.(a)	22,500	2,687,400
Regeneron Pharmaceuticals, Inc.(a)	4,331	3,124,773
Ultragenyx Pharmaceutical, Inc.(a)	24,200	1,121,186
		11,403,785
Health Care Equipment & Supplies (6.23%)
Cooper Cos., Inc.	8,500	2,810,695
Glaukos Corp.(a)	59,356	2,592,670
Inogen, Inc.(a)	49,267	971,052
Inspire Medical Systems, Inc.(a)	5,627	1,417,329
Intuitive Surgical, Inc.(a)	11,662	3,094,512
Nevro Corp.(a)	51,527	2,040,469
ResMed, Inc.	15,000	3,121,950
STERIS PLC	14,000	2,585,660
		18,634,337
Health Care Providers & Services (3.81%)
Agiliti, Inc.(a)	117,018	1,908,564
PetIQ, Inc.(a)	37,494	345,695
Progyny, Inc.(a)	101,046	3,147,583
UnitedHealth Group, Inc.	9,303	4,932,264
US Physical Therapy, Inc.	12,951	1,049,419
		11,383,525
Health Care Technology (0.40%)
Definitive Healthcare Corp.(a)	107,415	1,180,491

Life Sciences Tools & Services (6.22%)
Charles River Laboratories International, Inc.(a)	10,500	2,287,950
Danaher Corp.	16,687	4,429,064
IQVIA Holdings, Inc.(a)	14,993	3,071,916
Mettler-Toledo International, Inc.(a)	2,000	2,890,900
Thermo Fisher Scientific, Inc.	7,093	3,906,044

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
West Pharmaceutical Services, Inc.	8,500	$2,000,475
		18,586,349
INDUSTRIALS (12.17%)
Aerospace & Defense (0.19%)
Kratos Defense & Security Solutions, Inc.(a)	54,730	564,814

Building Products (0.86%)
Masco Corp.	55,000	2,566,850

Commercial Services & Supplies (4.59%)
Casella Waste Systems, Inc., Class A(a)	68,625	5,442,649
Copart, Inc.(a)	45,000	2,740,050
Montrose Environmental Group, Inc.(a)	124,770	5,538,540
		13,721,239
Construction & Engineering (1.66%)
Ameresco, Inc., Class A(a)	41,190	2,353,596
EMCOR Group, Inc.	17,500	2,591,925
		4,945,521
Machinery (1.07%)
IDEX Corp.	14,000	3,196,620

Professional Services (0.87%)
Booz Allen Hamilton Holding Corp.	25,000	2,613,000

Road & Rail (0.91%)
Saia, Inc.(a)	13,000	2,725,840

Trading Companies & Distributors (2.02%)
SiteOne Landscape Supply, Inc.(a)	31,286	3,670,474
Transcat, Inc.(a)	33,421	2,368,546
		6,039,020
INFORMATION TECHNOLOGY (26.27%)
Communications Equipment (0.86%)
Ciena Corp.(a)	50,000	2,549,000
Clearfield, Inc.(a)	161	15,157
		2,564,157
Electronic Equipment, Instruments & Components (3.29%)
Keysight Technologies, Inc.(a)	15,000	2,566,050
Novanta, Inc.(a)	15,804	2,147,290
Teledyne Technologies, Inc.(a)	6,500	2,599,415

See Notes to Financial Statements.

Annual Report | December 31, 2022	21

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc.(a)	50,000	$2,528,000
		9,840,755
IT Services (5.53%)
Akamai Technologies, Inc.(a)	32,000	2,697,600
CI&T, Inc., Class A(a)	138,629	901,088
FleetCor Technologies, Inc.(a)	14,129	2,595,215
Flywire Corp.(a)	21,552	527,377
Globant SA(a)	23,120	3,887,859
Grid Dynamics Holdings, Inc.(a)	61,627	691,455
Visa, Inc., Class A	25,156	5,226,411
		16,527,005
Semiconductors & Semiconductor Equipment (3.86%)
Diodes, Inc.(a)	35,000	2,664,900
Entegris, Inc.	28,500	1,869,315
Impinj, Inc.(a)	19,794	2,161,109
Monolithic Power Systems, Inc.	6,000	2,121,660
Skyworks Solutions, Inc.	30,000	2,733,900
		11,550,884
Software (12.73%)
Adobe, Inc.(a)	6,986	2,350,999
Autodesk, Inc.(a)	16,934	3,164,457
Ebix, Inc.	9,181	183,253
Everbridge, Inc.(a)	998	29,521
Intuit, Inc.	9,766	3,801,122
Microsoft Corp.	24,167	5,795,730
Paycom Software, Inc.(a)	8,000	2,482,480
Qualys, Inc.(a)	19,000	2,132,370
Rapid7, Inc.(a)	17,492	594,378
Salesforce, Inc.(a)	26,782	3,551,025
SPS Commerce, Inc.(a)	60,819	7,810,984
Vertex, Inc., Class A(a)	143,808	2,086,654
Workday, Inc., Class A(a)	24,374	4,078,501
		38,061,474
MATERIALS (4.06%)
Chemicals (2.09%)
Ecolab, Inc.	23,049	3,355,013
Sherwin-Williams Co.	12,167	2,887,594
		6,242,607
Containers & Packaging (1.97%)
Avery Dennison Corp.	15,000	2,715,000

See Notes to Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

	SHARES	VALUE
COMMON STOCKS (continued)
Containers & Packaging (continued)
Ball Corp.	61,930	$3,167,100
		5,882,100
REAL ESTATE (3.83%)
Equity Real Estate Investment Trusts (REITs) (2.03%)
Equinix, Inc.	5,022	3,289,560
Sun Communities, Inc.	19,500	2,788,500
		6,078,060
Real Estate Management & Development (1.80%)
FirstService Corp.	43,818	5,369,896

TOTAL COMMON STOCKS
(COST OF $258,354,744)		293,059,710

SHORT TERM INVESTMENTS (3.43%)
MONEY MARKET FUND (2.98%)
State Street Institutional US Government Money Market Fund, 4.10%(d)
(COST OF $8,909,934)	8,909,934	8,909,934

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.45%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.34%
(COST OF $1,353,245)	1,353,245	1,353,245

TOTAL SHORT TERM INVESTMENTS
(COST OF $10,263,179)		10,263,179

TOTAL INVESTMENTS (101.46%)
(COST OF $268,617,923)		303,322,889

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.46%)		(4,371,154)

NET ASSETS (100.00%)		$298,951,735

NET ASSET VALUE PER SHARE
(57,210,285 SHARES OUTSTANDING)		$5.23

See Notes to Financial Statements.

Annual Report | December 31, 2022	23

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2022

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,231,851.
(d)	Rate reflects seven-day effective yield on December 31, 2022.

See Notes to Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments at value (Cost $268,617,923)(a)	$303,322,889
Receivable for investment securities sold	438,490
Dividends and interest receivable	129,918
Tax reclaim receivable	17,101
Prepaid and other assets	555
TOTAL ASSETS	303,908,953

LIABILITIES:
Payable for investments purchased	49,049
Distributions payable to shareholders	3,190,552
Investment advisory fee payable	205,516
Payable for administration, pricing and bookkeeping fees	61,050
Payable for collateral upon return of securities loaned	1,353,245
Accrued Directors' fees payable	8,141
Accrued expenses	89,665
TOTAL LIABILITIES	4,957,218
NET ASSETS	$298,951,735

NET ASSETS REPRESENTED BY:
Paid-in capital	$290,489,392
Total distributable earnings	8,462,343
NET ASSETS	$298,951,735

Shares of common stock outstanding (authorized 200,000,000 shares at $0.10 Par)	57,210,285
NET ASSET VALUE PER SHARE	$5.23

(a)	Includes securities on loan of $1,231,851.

See Notes to Financial Statements.

Annual Report | December 31, 2022	25

Liberty All-Star® Growth Fund	Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $8,775)	$1,774,526
Securities lending income	34,987
TOTAL INVESTMENT INCOME	1,809,513

EXPENSES:
Investment advisory fee	2,655,957
Administration, pricing and bookkeeping fees	670,372
Audit fee	21,082
Custodian fee	43,237
Directors' fees and expenses	153,401
Insurance expense	13,241
Legal fees	39,003
NYSE fee	58,383
Proxy fees	31,638
Shareholder communication expenses	34,418
Transfer agent fees	79,276
Miscellaneous expenses	10,677
TOTAL EXPENSES	3,810,685
NET INVESTMENT LOSS	(2,001,172)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(19,749,593)
Net change in unrealized depreciation on investments	(118,492,798)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(138,242,391)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,243,563)

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
FROM OPERATIONS:
Net investment loss	$(2,001,172)	$(2,686,543)
Net realized gain/(loss) on investments	(19,749,593)	56,783,488
Net change in unrealized appreciation/(depreciation) on investments	(118,492,798)	8,985,632
Net Increase/(Decrease) in Net Assets From Operations	(140,243,563)	63,082,577

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(27,962,642)	(51,219,586)
Total Distributions	(27,962,642)	(51,219,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	87,267,859
Dividend reinvestments	11,196,747	18,689,426
Net increase resulting from Capital Share Transactions	11,196,747	105,957,285
Total Increase/(Decrease) in Net Assets	(157,009,458)	117,820,276

NET ASSETS:
Beginning of period	455,961,193	338,140,917
End of period	$298,951,735	$455,961,193

See Notes to Financial Statements.

Annual Report | December 31, 2022	27

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

28	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2022	2021	2020	2019	2018

$8.25	$7.98	$6.19	$4.94	$5.67

(0.04)	(0.06)	(0.05)	(0.03)	(0.03)
(2.48)	1.46	2.51	1.74	(0.01)
(2.52)	1.40	2.46	1.71	(0.04)

–	–	–	–	–
(0.50)	(1.02)	(0.63)	(0.46)	(0.46)
(0.50)	(1.02)	(0.63)	(0.46)	(0.46)
–	(0.11)	(0.04)	–	(0.23)
$5.23	$8.25	$7.98	$6.19	$4.94
$4.93	$9.00	$8.20	$6.50	$4.39

(31.0%)	18.1%	42.4%	35.8%	(1.0%)
(40.4%)	25.4%	39.4%	60.5%	(9.9%)

$299	$456	$338	$235	$183
1.14%	1.12%	1.20%	1.22%	1.25%
(0.60%)	(0.66%)	(0.69%)	(0.57%)	(0.47%)
31%	42%	55%	34%	49%

Annual Report | December 31, 2022	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). Effective September 8, 2022, the Board approved changes to the Fund’s valuation policy to comply with Rule 2a-5 and designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee (as defined in the rule). The Valuation Designee will be responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2022, the Fund held no securities that were fair valued.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Annual Report | December 31, 2022	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of December 31, 2022:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$1,231,851	$1,353,245	$–	$1,353,245

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2022:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$1,353,245	$–	$–	$–	$1,353,245
Total Borrowings					$1,353,245
Gross amount of recognized liabilities for securities lending (collateral received)					$1,353,245

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$293,059,710	$–	$–	$293,059,710
Short Term Investments	10,263,179	–	–	10,263,179
Total	$303,322,889	$–	$–	$303,322,889

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the year ended December 31, 2022.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Annual Report | December 31, 2022	33

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end.

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

Distributions Paid From:	December 31, 2022	December 31, 2021
Ordinary Income	$–	$26,571,453
Long-term capital gains	23,490,602	24,648,133
Total	$23,490,602	$51,219,586

The Fund declared a distribution of $5,671,988 with an ex-date in 2022 that was paid in 2023. $4,472,040 of this amount is not included above, and the tax character of such distributions will be determined at the end of 2023.

Annual Report | December 31, 2022	35

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$(19,755,817)	$32,673,040	$(4,454,880)	$8,462,343

For the year ended December 31, 2022, permanent book and tax basis differences resulting primarily from net operating loss offset to Paid-in Capital was identified and reclassified among the components of the Fund’s net assets as follows:

Distributable earnings	Paid-In Capital
$1,993,637	$(1,993,637)

As of December 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$270,649,849	$71,358,475	$(38,685,435)	$32,673,040

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term	Long-Term
$18,696,845	$389,965

The Fund elects to defer to the period ending December 31, 2023, capital losses recognized during the period November 1, 2022 through December 31, 2022 in the amount of $669,007.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

36	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the year ended December 31, 2022 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2022 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Annual Report | December 31, 2022	37

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $104,519,257 and $114,617,851 respectively.

NOTE 7. CAPITAL TRANSACTIONS

In a rights offering, which expired on June 28, 2021, shareholders exercised rights to purchase 10,660,771 shares at a subscription price of $8.21 per share for proceeds, net of expenses of $257,071, of $87,267,859. If the shares would have been issued at the NAV the proceeds would have been $92,171,814, net of expenses.

During the years ended December 31, 2022 and December 31, 2021, distributions in the amounts of $11,196,747 and $18,689,426, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,934,241 and of 2,240,208 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

38	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2022

NOTE 10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements are issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | December 31, 2022	39

Liberty All-Star® Growth Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Liberty All-Star® Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star® Growth Fund, Inc. (the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 25, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 23, 2023

40	www.all-starfunds.com

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800- LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2022	41

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

42	www.all-starfunds.com

Liberty All-Star® Growth Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2022 distributions whether received in cash or shares of the Fund consist of long-term capital gains.

The table below details the breakdown of each 2022 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains
01/21/22	03/07/22	$0.15	—	—	100%
04/22/22	06/06/22	$0.14	—	—	100%
07/22/22	09/06/22	$0.11	—	—	100%
11/18/22	01/03/23	$0.021156	—	—	100%
11/18/22*	01/03/23	$0.078844	—	—	—

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Growth Fund designated $23,490,602 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 25, 2022, the Annual Meeting of Shareholders of the Fund was held to elect two Directors to the Board. On June 13, 2022, the record date for the meeting, the Fund had outstanding 56,308,292 shares of common stock. The votes cast at the meeting were as follows:

Proposal – To elect two Directors:

Nominee	For	Against/Withheld
George R. Gaspari	39,296,490.648	1,613,973.819
Edmund J. Burke	39,422,792.460	1,487,672.007

Annual Report | December 31, 2022	43

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

The names of the Directors and Officers of the Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTORS

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Director since 2005; Chairman since 2015; Term expires 2024	Chief Executive Officer, Silver Bay Realty (2016 –2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Trustee, Liberty All- Star® Equity Fund. (since 2005); Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
John J. Neuhauser Year of Birth: 1943	Director since 1998; Term expires 2024	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999-2005, Boston College)	2	Trustee, Liberty All- Star® Equity Fund (since 1998)
Maureen K. Usifer Year of Birth: 1960	Director since 2018; Term expires 2023	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016), Director PC Construction (2021-Present)	2	Trustee, Liberty All- Star® Equity Fund (since 2018); Director BlackRock Capital Investment Corporation (2005-Present); Trustee, BlackRock Private Credit Fund (2022 - Present)

44	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

DISINTERESTED DIRECTORS

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held
Milton M. Irvin Year of Birth: 1949	Director since 2018; Term expires 2023	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006-2020); Chair, Board Member South Carolina State University (2015- 2020); Graduate Executive Board Member Wharton School (2009-2016)	2	Trustee, Liberty All- Star® Equity Fund (since 2018)

Annual Report | December 31, 2022	45

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

DISINTERESTED DIRECTORS

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held
Edmund J. Burke Year of Birth: 1961	Director since 2006; Term expires 2025	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	27	Trustee, Liberty All- Star® Equity Fund (since 2006); Trustee, ALPS ETF Trust (since 2017); Trustee, Financial Investors Trust (since 2009); Trustee, Clough Global Dividend and Income Fund (since 2004); Trustee, Clough Global Equity Fund (since 2006); Trustee, Clough Global Opportunities Fund (since 2006); and Trustee, Clough Funds Trust (since 2015).

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The “Fund Complex” for the Fund includes the Fund, Liberty All-Star® Equity Fund, and any registered investment company advised by AAI or any registered investment company sub-advised by Congress Asset Management Company, LLP, Sustainable Growth Advisers, LP, and Weatherbie Capital LLC.

46	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (1952)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Fund as defined under the 1940 Act.
Mark T. Haley, CFA (1964)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.
Robert Milas, CFA, CAIA (1966)	Vice President	2022	Vice President of the Liberty All-Star Funds (since December 2022); Director of Research, ALPS Advisors, Inc. (since 2022); Chief Investment Officer, Alpha Pension Group (2018-2022). Mr. Milas is deemed an affiliate of the Fund as defined under the 1940 Act.
Erich Rettinger (1985)	Treasurer	2021	Vice President of AAI (since 2021); Vice President and Fund Controller of ALPS Fund Services, Inc. (2013- 2021). Mr. Rettinger is also Treasurer of Liberty All-Star Equity Fund, Principal Real Estate Income Fund, and ALPS Variable Investment Trust. Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.

Annual Report | December 31, 2022	47

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula (1985)	Chief Compliance Officer	2019	Chief Compliance Officer of ALPS Advisors, Inc. ("AAI") (since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, and Liberty All-Star Equity Fund. Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act.
Sareena Khwaja-Dixon (1980)	Secretary	2016	Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. (since 2020); Senior Counsel and Vice President of ALPS Fund Services, Inc. (2015-2020). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Assistant Secretary of RiverNorth Opportunities Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Funds, and RiverNorth Opportunistic Municipal Income Fund, Inc. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.

48	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michelle Stallworth (1971)	Assistant Secretary	2022	Paralegal Manager of ALPS Fund Services, Inc. (since 2021) and Senior Paralegal of ALPS Fund Services, Inc. (since 2014). Ms. Stallworth is also Assistant Secretary of Liberty All-Star Equity Fund. Ms. Stallworth is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier, Haley and Milas is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier, Haley and Milas is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

Annual Report | December 31, 2022	49

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board”) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 22, 2022, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund, AAI and the following independent investment management firms: Congress Asset Management Company, LLP (Congress”), Sustainable Growth Advisers, LP (“Sustainable”) and Weatherbie Capital, LLC (“Weatherbie”). Congress, Sustainable, and Weatherbie collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6)  the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

50	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information on behalf of the Independent Directors from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Directors’ consideration of each Agreement. In addition, counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

Annual Report | December 31, 2022	51

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Board received information which indicated among other things that, based on NAV, the Fund outperformed the Lipper Multi-Cap Growth Mutual Fund Average as of June 30, 2022 for the quarter-to-date, year-to-date, and one-, three-, five- and ten-year periods.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds.

The Board considered that the Fund’s expense ratio was lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s expense ratio was lower than the median for multi-manager open-end equity funds.

The Board took into account that the Fund’s higher contractual management fees relative to open-end equity funds were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity

52	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the Board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based in part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund had reached an asset size at which the Fund and its shareholders were benefiting from reduced management fee rates due to breakpoints in the management fees. Based on the foregoing, the Board concluded breakpoint schedules in the Fund Agreements allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

Benefits Derived from the Relationship with the Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

Annual Report | December 31, 2022	53

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

54	www.all-starfunds.com

Liberty All-Star® Growth Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated December 31, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by stockholders.

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities of companies of any market capitalization.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund’s total assets may generally be invested in U.S. Government Securities, repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund’s total assets, money market mutual funds that invest primarily in U.S. Government Securities. The Fund may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

The Fund’s investment objective of long-term capital appreciation, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board.

Principal Investment Strategies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Annual Report | December 31, 2022	55

Liberty All-Star® Growth Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 20% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

56	www.all-starfunds.com

Liberty All-Star® Growth Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Market Discount Risk

In addition, shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Annual Report | December 31, 2022	57

Liberty All-Star® Growth Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

Currently, the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure of standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS.

The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Small and Mid-Cap Stock Risk

The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $5 billion and medium-sized companies to be those with a market capitalization between $5 billion and $30 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks.

Annual Report | December 31, 2022	58

Liberty All-Star® Growth Fund	Summary of Updated Information Regarding the Fund

(Unaudited)

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as health emergencies, cyber-attacks, terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of these events on the U.S. economy, the stock market and world economies and markets generally.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

Annual Report | December 31, 2022	59

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

60	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds do not jointly market.

Annual Report | December 31, 2022	61

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

62	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

ALL-STAR® GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Michelle Stallworth, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee

ASG
LISTED
NYSE

Annual Certifications — As required, on August 31, 2022, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) The registrant’s Board of Directors has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2022 and December 31, 2021 were approximately $16,500 and $26,300, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2021 were approximately $3,500 and $4,035, respectively. Tax Fees in both fiscal years 2022 and 2021 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub- adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2022 and December 31, 2021 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $3,500 in 2022 and $4,035 in 2021. These fees consisted of non-audit fees billed to (i) the Registrant of $3,500 in 2022 and $4,035 in 2021, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2022 and $0 in 2021, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)) and is comprised of the following members:

Thomas W. Brock, Edmund J. Burke, Milton M. Irvin, John J. Neuhauser, and Maureen K. Usifer.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 99.7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 3, 2023, unless otherwise noted.

Weatherbie Capital LLC (“Weatherbie”)

(a)(1) MANAGEMENT.

H. George Dai, Ph.D., Chief Investment Officer, Senior Portfolio Manager is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

George Dai, Ph.D. is Chief Investment Officer and Senior Portfolio Manager of Weatherbie Capital, LLC. George is a Portfolio Manager on the Weatherbie Specialized Growth Strategy, the Weatherbie Long/Short Strategy, the Alger Dynamic Opportunities Strategy and the Enduring Growth Strategy. Additionally, he maintains research responsibilities in the diversified business services, healthcare, and technology areas. George joined Weatherbie Capital in March 2001 and has 23 years of investment experience.

During his tenure at Weatherbie, he has been featured and quoted in several publications such as: The New York Times, Investor’s Business Daily, Barron’s, Reuters, Business Insider and Bloomberg.

Prior to joining Weatherbie, he was an equity analyst with 1838 Investment Advisors. George received his M.B.A. from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China and was a pharmaceutical research scientist at Procter & Gamble. George is a prized Bridge player, and he holds four U.S. patents. George was issued the Certificate in ESG Investing by the CFA Institute.

Joshua D. Bennett, CFA, Chief Operating Officer, Senior Portfolio Manager, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

Josh Bennett, CFA is Chief Operating Officer and Senior Portfolio Manager of Weatherbie Capital, LLC. Josh is a Portfolio Manager on the Weatherbie Specialized Growth Strategy, the Weatherbie Long/Short Strategy, the Alger Dynamic Opportunities Strategy and the Enduring Growth Strategy. He also has research responsibilities in the consumer, industrials, technology and diversified business services areas. Josh joined Weatherbie Capital in July 2007 and has 22 years of investment experience.

During his tenure at Weatherbie, he has been featured and quoted in several publications such as: The New York Times, Investor’s Business Daily, InvestmentNews, Barron’s and MarketWatch.

Prior to joining Weatherbie, he was an Equity Research Analyst at MFS Investment Management in Boston where he focused on the Aerospace/Defense and Transportation sectors. Josh also has previous experience with Fidelity Investments as a High Yield research associate. Josh received his M.B.A. from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction) and he earned a B.A. in Economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Josh was issued the Certificate in ESG Investing by the CFA Institute. He is a Trustee at Lexington Christian Academy (Lexington, MA) and a member of the Investment Committee of Christian Camps & Conferences.

Edward M.B Minn, CFA, Senior Managing Director and Portfolio Manager, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie.

Ed Minn, CFA is Senior Managing Director and Portfolio Manager on the Weatherbie Specialized Growth Strategy, the Alger Weatherbie Select 15 Strategy and the Weatherbie Growth Strategy. Ed is also Research Analyst on the Weatherbie Specialized Growth and Weatherbie Long/Short Strategies. His research responsibilities are in the consumer, media & communications, diversified business services, information services and technology areas. Ed joined Weatherbie Capital in December 2013 and has 18 years of investing experience. Prior to joining the firm, he spent five years as a research analyst at Vinik Asset Management, LP, where he focused on the technology sector. He began his investment career at Raymond James & Associates, Inc. where he worked as a research associate covering energy stocks. Ed received his M.B.A. from the University of Chicago Booth School of Business with High Honors. Ed also holds a B.S. in economics from Duke University, where he graduated Summa Cum Laude. Ed is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Ed was issued the Certificate in ESG Investing by the CFA Institute.

OTHER ACCOUNTS. As of December 31, 2022, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC
Registered Investment Companies*	4	966	0	0
Other pooled investment vehicles*	5	236	2	172
Other accounts*	37	1,604	1	90
George Dai
Registered Investment Companies*	4	966	0	0
Other pooled investment vehicles*	4	99	1	34
Other accounts*	33	1,591	1	90
Joshua D. Bennett
Registered Investment Companies*	4	966	0	0
Other pooled investment vehicles*	4	99	1	34
Other accounts*	33	1,591	1	90
Edward M.B. Minn
Registered Investment Companies*	2	683	0	0
Other pooled investment vehicles*	3	150	1	138
Other accounts*	33	1,604	1	90

*	Accounts are managed on a team basis.

COMPENSATION STRUCTURE.

Fred Alger Management, LLC (which includes Weatherbie Capital, LLC, and is collectively known as “Alger”), follows a merit-based investment culture which rewards analysts and portfolio managers for adherence to Alger’s investment process, generating investment ideas and overall performance of our clients' portfolios. Accordingly, the quality of research recommendations and implemented investments are monitored through absolute and relative performance in real time. Alger’s compensation and long-term incentive structure has four elements designed to attract and retain highly talented investment professionals:

I. Base Salary

Base salary is typically a function of experience, education, industry knowledge and the individual's performance in their role. At Alger, base salaries generally increase over time for our superior employees, rewarding their performance and contributions to the firm.

II. Cash Bonus

Cash Bonuses may be a significant portion of an individual’s compensation and can vary from year to year. The annual cash bonus considers various factors, including:

●	Alger’s overall financial results and profitability
●	Alger's collective investment management performance
●	An individual’s adherence to Alger’s investment process, generating investment ideas and overall performance of our clients' portfolios (both relative and absolute)
●	Qualitative assessment of an individual's performance with respect to Alger's standards
●	The individual's leadership contribution within the Firm

III. The Alger Profit Participation Plan (“PPP”)

The Firm gives key personnel the opportunity to share in the long-term growth and profitability of the Firm. Members of the firm are eligible to receive “awards” annually in the PPP plan. The awards track the returns of  Alger mutual funds and have a four-year “cliff-vesting” schedule. The total award earned can increase or decrease with Alger's investment and Alger’s earnings growth over the four-year period.

IV. The Alger Partners Plan

The Firm incentivizes key investment and non-investment executives through a phantom equity program that grants pro-rata rights to growth in the Firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.).

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

Congress Asset Management Company, LLP (“Congress”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA, Senior Vice President and Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Todd Solomon, CFA, Senior Vice President, Portfolio Manager

Todd joined Congress Asset Management in 2001. He is a member of Congress Asset Management’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet. He has 28 years of investment experience, spanning both equity research and portfolio management. Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc. He is a CFA charterholder, and member of the CFA Society Boston and the CFA Institute.

Education: MBA; New York University
BA; Georgetown University

Daniel Lagan, CFA, CEO, Chief Investment Officer

Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the CFA Society Boston and the CFA Institute.

Education: MBA; Boston College
BA; St. Michael's College

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Todd Solomon and Daniel Lagan as of December 31, 2022:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Todd Solomon, CFA
Registered Investment Companies	2	$1,276,898,204	0	0
Other pooled investment vehicles	1	$37,320,440	0	0
Other accounts	64	$590,408,656	0	0

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	1	$377,859,629	0	0
Other pooled investment vehicles	1	$7,746,467	0	0
Other accounts	116	$364,904,935	0	0

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE:

Mr. Todd Solomon and Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process. Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability. Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

●	Investment performance for fixed income and equity products
●	Firmwide net asset flows
●	Growth in profitability
●	Management discretion based on individual performance

3.	Equity Bonus Plan: Since 1990, Congress Asset Management Company has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long-term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Todd Solomon, CFA	None
Daniel Lagan, CFA	None

Sustainable Growth Advisers, LP (“SGA”)

(a)(1) MANAGEMENT.

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee. Kishore has been with the firm since 2004. Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS;

Harvard Business School – MBA

Hrishikesh (HK) Gupta – Principal, portfolio manager and analyst and a member of the Investment Committee. HK has been with the firm since 2014. Prior to joining SGA, HK was a Senior Analyst at MDR Capital Management, a long / short equity hedge fund, and an Associate Managing Director at Iridian Asset Management. HK followed the Technology, Telecommunications, Industrials, Basic Commodity and Refiners sectors while at MDR and Iridian. He also worked as an Investment Banking Associate at Bank of America Merrill Lynch, and advised industrials and financials’ clients on private placements and M&A. HK spent three years as a Product and Program Manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Education:

Indian Institute of Technology (IIT) Bombay – BS;

University of California – MS;

NYU Stern School of Business - MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs.Rohn, Rao and Gupta, as of December 31, 2022:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Robert L. Rohn
Registered Investment Companies	11	9,794	0	0
Other Pooled Investment Vehicles	31	7,431	0	0
Other Accounts	58	3,245	1	76

Kishore Rao
Registered Investment Companies	13	9,958	0	0
Other Pooled Investment Vehicles	33	7,526	0	0
Other Accounts	60	3,261	1	76

Hrishikesh (HK) Gupta
Registered Investment Companies	11	9,794	0	0
Other Pooled Investment Vehicles	31	7,431	0	0
Other Accounts	58	3,245	1	76

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that 12the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2022, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income from securities lending activity[1]	$73,102
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$8,817
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$788
Administrative fees not included in revenue split[4]
Indemnification fee not included in revenue split[5]
Rebate (paid to borrowers)[6]	$28,510
Other fees not included in revenue split
Aggregate fees/comp for securities lending activities	$38,115
Net income from securities lending activities	$34,987

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b) The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent. The agent monitors loans for compliance with certain policies of the Fund, including: (1) securities lending may not exceed 30% of the value of the Fund’s total assets; (2) the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities; and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan. The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies. The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting. The securities lending agent collects distributions on loaned securities. The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99.7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 3, 2023

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	March 3, 2023